UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
_____________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 16, 2019
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MAXWELL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-15477	95-2390133
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3888 Calle Fortunada
San Diego, California 92123
(Addresses of principal executive offices, including zip code)
(858) 503-3300
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MXWL	NASDAQ Global Select Market
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.01     Completion of Acquisition or Disposition of Assets.
On May 16, 2019, Tesla, Inc., a Delaware corporation (“Tesla”), completed the previously announced acquisition of Maxwell Technologies, Inc., a Delaware corporation (“Maxwell”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 3, 2019, by and among Telsa, Maxwell and Cambria Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Tesla (the “Purchaser”).
As previously disclosed, pursuant to the Merger Agreement, on February 20, 2019, the Purchaser commenced an exchange offer (the “Offer”) to purchase all of the issued and outstanding shares of all of the issued and outstanding shares of Maxwell common stock, par value $0.10 (such shares, the “Maxwell Shares”), with each Maxwell Share accepted by the Purchaser in the Offer to be exchanged for 0.0193 of a share of common stock, par value $0.001, of Tesla (“Tesla Common Stock”) plus cash in lieu of any fractional shares of Tesla Common Stock, in each case, without interest, and subject to any applicable withholding taxes (together, the “Transaction Consideration”).
The Offer expired at 11:59 p.m., Eastern time, on May 15, 2019 (the “Expiration Time”). The depositary and exchange agent for the Offer has advised Tesla that, as of the Expiration Time, a total of 36,764,342 Maxwell Shares had been validly tendered and not validly withdrawn pursuant to the Offer, which Maxwell Shares represented approximately 79% of the aggregate voting power of Maxwell Shares outstanding immediately after the consummation of the Offer. The Purchaser accepted for exchange all Maxwell Shares validly tendered and not validly withdrawn pursuant to the Offer.
On May 16, 2019, pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the General Corporation Law of the State of Delaware, the Purchaser merged with and into Maxwell (the “Merger”), with Maxwell continuing as the surviving corporation and a wholly owned subsidiary of Telsa. In the Merger, each Maxwell Share that was issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than any shares that were excluded pursuant to the terms of the Merger Agreement) at the Effective Time was converted into the right to receive the Transaction Consideration.
The foregoing descriptions of the Offer, the Merger and the Merger Agreement in this Item 2.01 do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Maxwell’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on February 3, 2019, and is incorporated herein by reference.
The information set forth in Items 3.03, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.
Item 3.01     Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing
Before market open on May 16, 2019, in connection with the consummation of the Offer and the Merger, Maxwell (i) notified the NASDAQ Stock Market (“NASDAQ”) of the consummation of the Merger and (ii) requested that NASDAQ file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister Maxwell Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Maxwell Shares ceased trading on NASDAQ following the close of trading on May 15, 2019. Maxwell also intends to file with the SEC a Form 15 requesting that Maxwell’s reporting obligations under Section 13 and 15(d) of the Exchange Act be suspended. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.
Item 3.03     Material Modification to Rights of Security Holders
As a result of the Merger, each Maxwell Share that was issued and outstanding immediately prior to the Effective Time (other than any shares that were excluded pursuant to the terms of the Merger Agreement and other than Maxwell Shares tendered into the Offer and accepted by Purchaser) at the Effective Time was converted into the right to receive the Transaction Consideration. Accordingly, at the Effective Time, Maxwell’s stockholders immediately before the Effective Time ceased to have any rights in Maxwell as stockholders, other than their right to receive the Transaction Consideration. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01     Change in Control of Registrant
At the Effective Time, the Purchaser merged with and into Maxwell, with Maxwell continuing as the surviving corporation and a wholly owned subsidiary of Tesla. As a result, a change of control of Maxwell occurred. The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.
Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Upon the consummation of the Merger, Brian Scelfo and Jonathan Chang became the directors of Maxwell. In connection therewith, each of Richard Bergman, Steve Bilodeau, Jörg Buchheim, Dr. Franz J. Fink, Burkhard Goeschel, Ph.D., Ilya Golubovich and John Mutch tendered their respective resignations as directors from the board of directors of Maxwell and from all committees of the board of directors of Maxwell on which such directors served, effective as of the Effective Time. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.
Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Effective Time, in connection with the consummation of the Merger, the certificate of incorporation and by-laws attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K became the certificate of incorporation and bylaws of Maxwell. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03
Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated February 3, 2019, by and between Maxwell Technologies, Inc., Tesla, Inc. and Cambria Acquisition Corp. (incorporated by reference to Exhibit 2.1 to Form 8-K filed by Maxwell Technologies, Inc. with the Securities and Exchange Commission on February 4, 2019

3.1	Amended and Restated Certificate of Incorporation of Maxwell Technologies, Inc., dated as of May 16, 2019
3.2	Amended and Restated By-Laws of Maxwell Technologies, Inc., dated as of May 16, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.

By:	/s/ David Lyle
David Lyle
Senior Vice President, Chief Financial Officer and Treasurer
May 16, 2019